                                                                     EXHIBIT 4.1

                                                                  CONFORMED COPY


                                    SECOND AMENDMENT dated as of March 15, 1999
                           (this "Amendment"), among OCCIDENTAL PETROLEUM CORPORATION, a Delaware corporation (hereinafter called the "Company"), the banks (the "Banks") party to the Credit Agreement (as defined below), MORGAN GUARANTY TRUST COMPANY OF NEW YORK and BANCAMERICA SECURITIES, INC., as co-syndication agents (hereinafter, in such capacity, together with any successor to either thereof in such capacity, the "Co-Syndication Agents", with each reference herein to the "Syndication Agent" in the singular meaning MORGAN GUARANTY TRUST COMPANY OF NEW YORK), THE CHASE MANHATTAN BANK, as documentation agent (hereinafter, in such capacity, together with any successor thereto in such capacity, the "Documentation Agent"), THE BANK OF NOVA SCOTIA, as administrative agent (hereinafter, in such capacity, together with any successor thereto in such capacity, the "Administrative Agent"), and ABN AMRO BANK N.V., THE BANK OF NEW YORK, CANADIAN IMPERIAL BANK OF COMMERCE, CITICORP USA, INC., CREDIT LYONNAIS NEW YORK BRANCH, CREDIT SUISSE FIRST BOSTON, BANKBOSTON, N.A., THE FUJI BANK, LIMITED, LOS ANGELES AGENCY, THE INDUSTRIAL BANK OF JAPAN, LIMITED, LOS ANGELES AGENCY, NATIONSBANK OF TEXAS, N.A., ROYAL BANK OF CANADA, TORONTO DOMINION (TEXAS), INC. and UBS AG, as co-agents (hereinafter, in such capacity, the "Co-Agents").

                  A. Reference is made to the Credit Agreement dated as of March 20, 1997 (as amended from time to time, the "Credit Agreement"), among the Company, the Banks, the Co-Syndication Agents, the Documentation Agent, the Administrative Agent and the Co-Agents. Capitalized terms used but not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

                  B. The Company has requested that the Banks amend certain provisions of the Credit Agreement. The Banks are willing to do so, subject to the terms and conditions of this Amendment.

                  Accordingly, in consideration of the mutual agreements herein contained and other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, the parties hereto hereby agree as follows:

                  SECTION 1. Amendment to Section 1.01. Section 1.01 of the Credit Agreement is hereby amended by inserting in the appropriate alphabetical order the following definitions:

                  "FACILITY FEE STEPUP" has the meaning assigned to that term in
Section 2.08(b) hereof.

                  "MARGIN STEPUP" has the meaning assigned to that term in
Section 3.01(f) hereof.

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                                                                               2

                  "SECOND AMENDMENT EFFECTIVE DATE" means March 15, 1999; PROVIDED, THAT the conditions set forth in Section 14 of the Second Amendment to this Agreement dated as of March 15, 1999 shall have been satisfied.

                  "UTILIZATION FEE" has the meaning assigned to that term in
Section 2.08(c) hereof.

                  SECTION 2. Amendment to Section 2.08. Section 2.08 of the Credit Agreement is hereby amended by (a) changing the heading to such Section to read "SECTION 2.08. FACILITY FEE; UTILIZATION FEE", (b) adding "(a)" immediately following such heading and (c) adding new paragraphs (b) and (c) that read in their entirety as follows:

                  "(b) The Company agrees to pay to each Bank, through the Administrative Agent, on each March 31, June 30, September 30 and December 31 (the first such payment to be made on March 31, 1999) and on the date on which the Revolving Credit Commitment of such Bank shall be terminated or the Maturity Date, whichever shall first occur, in immediately available funds, a facility fee surcharge (the "FACILITY FEE STEPUP") at a rate per annum (computed on the basis of the actual number of days elapsed in a year of 365 or 366 days, as the case may be) equal to the amounts set forth below based upon the ratings applicable on such date to Index Debt on the average daily amount of the Revolving Credit Commitment of such Bank, whether used or unused, during the Calendar Quarter (or shorter period ending on March 31, 1999 or the Maturity Date, as the case may be) then ended; PROVIDED, HOWEVER, that the amount payable by the Company under this paragraph shall be reduced by any amounts paid on account of the Facility Fee Stepup pursuant to Section 4.01 hereof:

                                                      STEPUP
                                                      ------
          LEVEL 1
               A- or better by S&P
               A3 or better by Moody's                .0200%
          LEVEL 2
               BBB+ by S&P
               Baa1 by Moody's                        .0350%
          LEVEL 3
               BBB by S&P
               Baa2 by Moody's                        .0400%
          LEVEL 4
               BBB- by S&P
               Baa3 by Moody's                        .0400%
          LEVEL 5
               BB+ or below by S&P
               Ba1 or below by Moody's                .0500%

[NYCorp;761880.7]

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                                                                               3

         For purposes hereof, (i) if the ratings established (or deemed to have been established, as provided in clause (ii) below) by Moody's and S&P shall fall within different Levels, the rating in the inferior Level shall be disregarded, unless one of the ratings is below Level 4, in which case the Facility Fee Stepup will be based on the inferior of the two Levels, (ii) if Moody's or S&P shall not have in effect a rating for Index Debt (other than (a) because such rating agency shall no longer be in the business of rating corporate debt obligations or (b) as a result of a change in the rating system of Moody's or S&P), then such rating agency will be deemed to have established a rating for Index Debt in Level 5 and (iii) if any rating established (or deemed to have been established, as provided in clause (ii) above) by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first publicly announced by the applicable rating agency. Each change in the Facility Fee Stepup shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Banks (acting through the Syndication Agent) shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the non-availability of ratings from such rating agency. The Facility Fee Stepup shall commence on the Second Amendment Effective Date.

                  (c) For any day on or after the Second Amendment Effective Date on which the outstanding principal amount of Loans shall be (i) equal to or greater than 33% but less than 66% of the Total Commitment (or, following the date on which the Commitments terminate, equal to or greater than 33% but less than 66% of the Total Commitment immediately prior to such termination) or (ii) equal to or greater than 66% of the Total Commitment (or, following the date on which the Commitments terminate, equal to or greater than 66% of the Total Commitment immediately prior to such termination) the Company agrees to pay to the Administrative Agent for the account of each Bank a utilization fee (such utilization fee payable pursuant to clause (i) or (ii) above, a "UTILIZATION FEE") equal to the rate per annum applicable to such Loans on such date plus (x) 0.125% in the case of clause (i) and (y) 0.25% if any of Levels I through IV is applicable and 0.375% if Level V is applicable in the case of clause (ii).

                  The Utilization Fees, if any, in respect of any fiscal quarter shall be payable in arrears on each March 31, June 30, September 30 and December 31 and on the date on which the Revolving Credit Commitments shall be terminated or the Maturity Date, whichever shall first occur, in immediately available funds; PROVIDED, HOWEVER, that the amount payable by the Company under this paragraph shall be reduced by any amounts paid on account of the Utilization Fees pursuant to Section
         4.01 hereof. All Utilization Fees shall be computed on the basis of a year of 360 days and shall be payable for the actual number of days elapsed (including the first day but excluding the last day)."

                  SECTION 3. Amendment to Section 3.01 Section 3.01 of the Credit Agreement is hereby amended by (a) relettering paragraph (f) thereof as paragraph (g) and (b) adding a new paragraph (f) that reads in its entirety as follows:

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
                                                                               4

                  "(f) Subject to the provisions of Section 3.02 hereof, each Eurodollar Loan, each Certificate of Deposit Loan and each Term Federal Funds Loan, in any case outstanding on or after the Second Amendment Effective Date shall be subject to a margin surcharge (the "MARGIN STEPUP") on any date in an amount equal to the rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) equal to the amount set forth below based upon the ratings applicable on such date to Index Debt:

                     LEVEL 1     LEVEL 2     LEVEL 3    LEVEL 4       LEVEL 5

S&P               A- or better    BBB+        BBB         BBB-      BB+ or below
Moody's           A3 or better    Baa1        Baa2        Baa3      Ba1 or below

Margin Stepup       .2300%       .3150%      .3850%      .4350%       .6750%

         For purposes hereof, (i) if the ratings established (or deemed to have been established, as provided in clause (ii) below) by Moody's and S&P shall fall within different Levels, the rating in the inferior Level shall be disregarded, unless one of the ratings is below Level 4, in which case the Margin Stepup will be based on the inferior of the two Levels, (ii) if Moody's or S&P shall not have in effect a rating for Index Debt (other than (a) because such rating agency shall no longer be in the business of rating corporate debt obligations or (b) as a result of a change in the rating system of Moody's or S&P), then such rating agency will be deemed to have established a rating for Index Debt in Level 5 and (iii) if any rating established (or deemed to have been established, as provided in clause (ii) above) by Moody's or S&P shall be changed (other than as a result of a change in the rating system of Moody's or S&P), such change shall be effective as of the date on which it is first publicly announced by the applicable rating agency. Each change in the Margin Stepup shall apply during the period commencing on the effective date of such change and ending on the date immediately preceding the effective date of the next such change. If the rating system of Moody's or S&P shall change, or if either such rating agency shall cease to be in the business of rating corporate debt obligations, the Company and the Banks (acting through the Syndication Agent) shall negotiate in good faith to amend the references to specific ratings in this definition to reflect such changed rating system or the nonavailability of ratings from such rating agency. The Margin Stepup on each Eurodollar Loan, Certificate of Deposit Loan and Term Federal Funds Loan shall accrue from and including the first day of the Interest Period with respect to such Loan to but excluding the last day of such Interest Period."

                  SECTION 4. Amendment to Section 3.02. Section 3.02 of the Credit Agreement is hereby amended by adding the words "and any applicable Margin Stepup" immediately following the words "(ii) the Applicable Margin" in the thirteenth line thereof.

                  SECTION 5. Amendment to Section 4.01. Section 4.01 of the Credit Agreement is hereby amended by (a) adding the words "and the Facility Fee Stepup, in each case" immediately following the words "Facility Fees" in the first sentence thereof and (b) adding the words ", Facility Fee Stepup and Utilization Fees" immediately following the words "Facility Fees" in the third sentence.

[NYCorp;761880.7]

                  SECTION 6. Amendment to Section 6.01(h). Section 6.01(h) of the Credit Agreement is hereby amended by deleting the words "$2,600,000,000 at all times" and replacing it with "(i) $2,400,000,000 at all times from the Second Amendment Effective Date through and including December 30, 2000 and (ii) $2,600,000,000 at all times thereafter".

                  SECTION 7. Amendment to Section 6.02(c). Section 6.02(c) of the Credit Agreement is hereby amended by deleting the ratio "2.6 to 1.0" and replacing it with "(i) 3.0 to 1.0 on any date on and after the Second Amendment Effective Date through and including December 30, 2000 and (ii) 2.6 to 1.0 on any date thereafter".

                  SECTION 8. Amendment to Section 8.01(a). Section 8.01(a) of the Credit Agreement is hereby amended by adding the words "or in respect of any Margin Stepup, any Facility Fee Stepup or the Utilization Fee" immediately following the words "Facility Fee".

                  SECTION 9. Amendment to Section 10.06(c). Section 10.06(c) of the Credit Agreement is hereby amended by deleting each reference to "$40,000,000" and replacing it with "$32,000,000".

                  SECTION 10. Amendment to Exhibit G. Exhibit G to the Credit Agreement is hereby amended by adding the words "Facility Fee Stepups and Utilization Fees" immediately following the words "Facility Fees," in numbered paragraph 1 thereof.

                  SECTION 11. Reduction of Total Commitment. The parties hereto acknowledge that, pursuant to Section 4.01 of the Credit Agreement, the Company has notified the Administrative Agent that the Total Commitment shall be permanently reduced from $2,500,000,000 to $2,000,000,000, and that such reduction will take effect on the Second Amendment Effective Date.

                  SECTION 12. Amendment Fee. The Company agrees to pay each Bank that executes this Amendment on or prior to March 12, 1999 an amendment fee in an amount equal to 0.05% of such Bank's Commitment, after giving effect to the reduction in the Total Commitment described in Section 11 of this Amendment.

                  SECTION 13. Representations and Warranties. The Company represents and warrants to the Banks, the Agents and the Co-Agents as follows:

                  (a) The execution and delivery by the Company of this Amendment, the performance by the Company of its obligations under each of this Amendment and the Credit Agreement, as amended by this Amendment, and the Borrowings by the Company in the manner and for the purpose contemplated by each of this Amendment and the Credit Agreement, as amended by this Amendment, have been duly authorized by all necessary corporate action (including any necessary stockholder action) on the part of the Company, and do not and will not (i) violate any provision of any law, rule or regulation (including, without limitation, Regulation U and Regulation X) presently in effect having applicability to the Company (or any Specified Subsidiary), or of any order, writ, judgment, decree, determination or award (which is, individually or in the aggregate, material to the consolidated financial condition, business or operations of the Company and its

[NYCorp;761880.7]

         Consolidated Subsidiaries) presently in effect having applicability to the Company (or any Specified Subsidiary) or of the charter or by-laws of the Company (or any Specified Subsidiary), or (ii) subject to the Company's compliance with any applicable covenants pertaining to its incurrence of unsecured indebtedness, result in a breach of or constitute a default under any indenture or loan or credit agreement, or result in a breach of or constitute a default under any other agreement or instrument (which is, individually or in the aggregate, material to the consolidated financial condition, business or operations of the Company and its Consolidated Subsidiaries), to which the Company or any Specified Subsidiary is a party or by which the Company or any Specified Subsidiary or its respective properties may be bound or affected, or (iii) result in, or require, the creation or imposition of any Lien of any nature upon or with respect to any of the properties now owned or hereafter acquired by the Company (other than any right of setoff or banker's lien or attachment that any Bank or other holder of a Note may have under applicable law), and the Company is not in default under or in violation of its charter or by-laws.

                  (b) Each of this Amendment and the Credit Agreement, as amended by this Amendment, constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its respective terms, except as enforcement may be limited by bankruptcy, insolvency, reorganization, moratorium or other similar laws affecting the enforcement of creditors' rights generally and by general principles of equity, including, without limitation, concepts of materiality, reasonableness, good faith and fair dealing and the possible unavailability of specific performance or injunctive relief (regardless of whether such enforceability is considered in a proceeding in equity or at law).

                  SECTION 14. Conditions to Effectiveness. This Amendment shall become effective as of the date first above written upon receipt by the Syndication Agent of duly executed counterparts hereof which, when taken together, bear the authorized signatures of the Company and the Required Banks.

                  SECTION 15. GOVERNING LAW; Severability; Execution in Counterparts. (a) THIS AMENDMENT SHALL BE DEEMED TO BE A CONTRACT MADE UNDER THE LAWS OF THE STATE OF NEW YORK, AND FOR ALL PURPOSES SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF SAID STATE WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW.

                  (b) Any provision of this Amendment which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction.

                   (c) This Amendment may be executed in any number of counterparts and by different parties hereto on separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original and all of which counterparts, taken together, shall constitute but one and the same Amendment. Delivery of an executed signature page to this Amendment by facsimile shall be as effective as delivery of a manually signed counterpart of this Amendment.

[NYCorp;761880.7]

                  SECTION 16. Expenses. The Company agrees to reimburse the Syndication Agent for its out-of-pocket expenses in connection with this Amendment, including the reasonable fees, charges and disbursements of Cravath, Swaine & Moore, counsel for the Syndication Agent.

                  SECTION 17. Terms and Conditions. Except as specifically modified herein, all other terms and conditions of the Credit Agreement shall remain in full force and effect.


                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective duly authorized officers as of the date first above written.

                                    OCCIDENTAL PETROLEUM CORPORATION,

                                       by
                                                   /s/ John R.  Zaylor
                                            ------------------------------------
                                            Name:  John R. Zaylor
                                            Title: Senior Assistant Treasurer

                                    MORGAN GUARANTY TRUST COMPANY OF
                                    NEW YORK, in its individual capacity and as Syndication Agent,

                                       by
                                                   /s/ Diana H. Imhof
                                            ------------------------------------
                                            Name:  Diana H. Imhof
                                            Title: Vice President

                                    ABN AMRO BANK N.V.,

                                       by
                                                   /s/ Paul K. Stimpfl
                                            ------------------------------------
                                            Name:  Paul K. Stimpfl
                                            Title: Group Vice President

                                       by
                                                   /s/ Shikha Rehman
                                            ------------------------------------
                                            Name:  Shikha Rehman
                                            Title: Vice President

                                    ARAB BANK PLC,

                                       by
                                                   /s/ Backer Ali
                                            ------------------------------------
                                            Name:  Backer Ali
                                            Title: Vice President and Controller

[NYCorp;761880.7]
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                                                                               8

                                    AUSTRALIA AND NEW ZEALAND BANKING
                                    GROUP LIMITED,

                                       by

                                            ------------------------------------
                                            Name:
                                            Title:

                                    BANCA DI ROMA SPA,

                                       by
                                                   /s/ Thomas C. Woodruff
                                            ------------------------------------
                                            Name:  Thomas C. Woodruff (97969)
                                            Title: Vice President

                                       by

                                                   /s/ Francesco Barolo
                                            ------------------------------------
                                            Name:  Francesco Barolo (20538)
                                            Title: Senior Vice President and
                                                   Manager

                                    BANK OF AMERICA NATIONAL TRUST AND
                                    SAVINGS ASSOCIATION,

                                       by
                                                   /s/ Claire M. Liu
                                            ------------------------------------
                                            Name:  Claire M. Liu
                                            Title: Managing Director

                                    BANKBOSTON, N.A.,

                                       by
                                                   /s/ Sarah P. Z. Dwyer
                                            ------------------------------------
                                            Name:  Sarah P. Z. Dwyer
                                            Title: Vice President

                                    BANK OF MONTREAL,

                                       by
                                                   /s/ Cahal B. Carmody
                                            ------------------------------------
                                            Name:  Cahal B. Carmody
                                            Title: Director

[NYCorp;761880.7]
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                                                                               9

                                    THE BANK OF NOVA SCOTIA,

                                       by
                                                   /s/ M. Van Otterloo
                                            ------------------------------------
                                            Name:  M. Van Otterloo
                                            Title: Senior Relationship Manager

                                    THE BANK OF NEW YORK,

                                       by
                                                   /s/ Steven Kalachman
                                            ------------------------------------
                                            Name:  Steven Kalachman
                                            Title: Vice President

                                    BANQUE NATIONALE DE PARIS,

                                       by
                                                   /s/ Mitchell M. Ozawa
                                            ------------------------------------
                                            Name:  Mitchell M. Ozawa
                                            Title: Vice President

                                       by

                                                   /s/ Marc T. Schaefer
                                            ------------------------------------
                                            Name:  Marc T. Schaefer
                                            Title: Assistant Vice President

                                    BBL INTERNATIONAL (U.K.) LIMITED,

                                       by

                                            ------------------------------------
                                            Name:
                                            Title:


                                       by

                                            ------------------------------------
                                            Name:
                                            Title:

                                    CANADIAN IMPERIAL BANK OF
                                    COMMERCE,

                                       by
                                                   /s/ Roger Colden
                                            ------------------------------------
                                            Name:  Roger Colden
                                            Title: Authorized Signatory

[NYCorp;761880.7]
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                                                                              10

                                    THE CHASE MANHATTAN BANK,

                                       by
                                                   /s/ Beth Lawrence
                                            ------------------------------------
                                            Name:  Beth Lawrence
                                            Title: Vice President

                                    CITICORP USA, INC.,

                                       by
                                                   /s/ Marjorie Futornick
                                            ------------------------------------
                                            Name:  Marjorie Futornick
                                            Title: Vice President

                                    CREDIT LYONNAIS NEW YORK BRANCH,

                                       by
                                                   /s/ Pascal Poupelle
                                            ------------------------------------
                                            Name:  Pascal Poupelle
                                            Title: Executive Vice President

                                    CREDIT SUISSE FIRST BOSTON,

                                       by
                                                   /s/ Douglas E. Maher
                                            ------------------------------------
                                            Name:  Douglas E. Maher
                                            Title: Vice President

                                       by
                                                   /s/ J. Scott Karro
                                            ------------------------------------
                                            Name:  J. Scott Karro
                                            Title: Associate

                                    DRESDNER BANK AG, NEW YORK BRANCH
                                    AND GRAND CAYMAN BRANCH,

                                       by
                                                   /s/ Michael E. Higgins
                                            ------------------------------------
                                            Name:  Michael E. Higgins
                                            Title: Vice President

                                       by
                                                   /s/ Henry J. Karsch, Jr.
                                            ------------------------------------
                                            Name:  Henry J. Karsch, Jr.
                                            Title: Assistant Treasurer

[NYCorp;761880.7]
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                                                                              11

                                    THE FUJI BANK, LIMITED, LOS ANGELES
                                    AGENCY,

                                       by
                                                   /s/  Masahito Fukuda
                                            ------------------------------------
                                            Name:  Masahito Fukuda
                                            Title: Joint General Manager

                                    GULF INTERNATIONAL BANK B.S.C.,

                                       by
                                                   /s/ Issa N. Baconi
                                            ------------------------------------
                                            Name:  Issa N. Baconi
                                            Title: SVP and Branch Manager

                                       by

                                                   /s/ William B. Shephard
                                            ------------------------------------
                                            Name:  William B. Shephard
                                            Title: Vice President

                                    THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                    LOS ANGELES AGENCY,

                                       by
                                                   /s/ Stephen Arce
                                            ------------------------------------
                                            Name:  Stephen Arce
                                            Title: Vice President

                                    KBC BANK N.V.,

                                       by
                                                   /s/ Robert Snauffer
                                            ------------------------------------
                                            Name:  Robert Snauffer
                                            Title: First Vice President

                                       by
                                                   /s/ Marcel Claes
                                            ------------------------------------
                                            Name:  Marcel Claes
                                            Title: Deputy General Manager

                                    MELLON BANK, N.A.,

                                       by
                                                   /s/ John S. McCabe
                                            ------------------------------------
                                            Name:  John S. McCabe
                                            Title: Senior Vice President

[NYCorp;761880.7]
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                                                                              12

                                    NATIONAL WESTMINSTER BANK PLC, NEW
                                    YORK BRANCH AND NASSAU BRANCH,

                                       by
                                                   /s/ Patricia J. Dundee
                                            ------------------------------------
                                            Name:  Patricia J. Dundee
                                            Title: Senior Vice President

                                    NATIONSBANK, N.A., Successor by Merger to
                                    NATIONSBANK OF TEXAS, N.A.,

                                       by
                                            /s/ Claire M. Liu
                                            ------------------------------------
                                            Name:  Claire M. Liu
                                            Title: Managing Director

                                    ROYAL BANK OF CANADA,

                                       by
                                                   /s/ Andrew C. Williamson
                                            ------------------------------------
                                            Name:  Andrew C. Williamson
                                            Title: Senior Manager

                                    THE SAKURA BANK, LIMITED,

                                       by
                                                   /s/ Masayuki Kobayashi
                                            ------------------------------------
                                            Name:  Masayuki Kobayashi
                                            Title: Joint General Manager

                                    STANDARD CHARTERED BANK,

                                       by
                                                   /s/ Sylvia D. Rivera
                                            ------------------------------------
                                            Name:  Sylvia D. Rivera
                                            Title: AVP

                                       by
                                                   /s/ M. Machado-Schammel
                                            ------------------------------------
                                            Name:  M. Machado-Schammel
                                            Title: SVP

                                    TORONTO DOMINION (TEXAS), INC.,

                                       by
                                                   /s/ Carol Brandt
                                            ------------------------------------
                                            Name:  Carol Brandt
                                            Title: Vice President

[NYCorp;761880.7]

                                    UBS AG, (as successor by merger to Union
                                    Bank of Switzerland), by New York Branch,

                                       by
                                                   /s/ Paul R. Morrison
                                            ------------------------------------
                                            Name:  Paul R. Morrison
                                            Title: Director

                                       by

                                                   /s/ Andrew N. Taylor
                                            ------------------------------------
                                            Name:  Andrew N. Taylor
                                            Title: Associate Director

                                    UNION BANK OF CALIFORNIA, N.A.,

                                       by
                                                   /s/ Dustin Gaspari
                                            ------------------------------------
                                            Name:  Dustin Gaspari
                                            Title: Assistant Vice President

[NYCorp;761880.7]